================================================================================





                             Distributor Agreement

                                Prophet 21 Inc.

                                  April 1, 1996
                             Revised: June 18, 1996




NOTE: SECTIONS MARKED WITH AN (*) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
      CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

================================================================================

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

This Agreement is made this _____________ Day of ____________, 19___ between ROBOCOM Systems, Inc., a New York State Corporation having an office at 511 Ocean Avenue, Massapequa, NY 11758 ("ROBOCOM") and Prophet 21, Inc., a Pennsylvania Corporation having an office at 19 West College Avenue, Yardley, PA 19067, ("Prophet").

Non-Exclusive Territory: U.S.A. & Canada

Exclusive: Prophet 21, Inc. Users effective the date of this Agreement.

WHEREAS:

     ROBOCOM owns the right to license proprietary software products (consisting of programs and related documentation); and

     Prophet desires to market and sublicense software products of this type;
and

     ROBOCOM and Prophet wish to enter into an agreement authorizing Prophet to market directly and make copies of certain software products available to End Users in the Territory through Prophet, with Prophet making certain payments to ROBOCOM with respect thereto.

NOW IT IS HEREBY AGREED as follows:

1.0 DEFINITIONS

     1.1 "Programs" mean the actual ROBOCOM computer programs in machine-readable object code or other form covered by this Agreement, including all ROBOCOM provided modifications and enhancements thereto.

     1.2 "Documentation" means ROBOCOM user manuals and other materials in printed form which facilitate the use of the Programs by End Users.

     1.3 "Software Products" mean any combination of a Program object code and Documentation licensed by ROBOCOM under the terms of this Agreement. "Product" means either a Program or documentation, without drawing a distinction.

     1.4 "End User" means an entity authorized for productive use of Software Products. "Productive Use" means any use of any of the Software Products in their application purposes.

     1.5 "Territory" means the Non-Exclusive Territory first identified above.

     1.6 "Demonstration License" means a license to Prophet, for Prophet use at its sales offices, of Software Product object code for marketing demonstrations, maintenance and training, and for use in providing End-User support. The object code shall not be otherwise used

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ROBOCOM SYSTEMS, INC.                  Page 1                    PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

or copied.


     1.7 "The Commencement Date" means the effective date of the Agreement first written above.

2.0 APPOINTMENT OF PROPHET.

     2.1 License Grant. During the term of this Agreement and subject to all other conditions herein, ROBOCOM hereby grants to Prophet a nonexclusive right to sublicense by itself to End Users in the territory in Prophet's name from Prophet's Territory-resident offices copies of Software Products upon Prophet's own terms and conditions, such terms and conditions to be approved by ROBOCOM. Certain Exhibit 1 Products may be identified as requiring or including third party software which, if available from ROBOCOM, shall be licensed through ROBOCOM and may be required to be licensed under different or additional terms and conditions.

     2.2 Title in Products and Modifications. Title and all proprietary rights in the Products, any permitted Prophet modifications in the Products, and any translations thereof shall at all times remain the properties of ROBOCOM or ROBOCOM's Licensor. Prophet shall be the sole owner of the interface code, which they have designed and written to transfer data between both software packages.

     Inventions. Prophet agrees not to modify, change, or improve ROBOCOM's Software.

     2.3 Trade Secret and Confidential Information. Prophet acknowledges that ROBOCOM has advised it that the Software and related documentation are valuable proprietary information and trade secrets of ROBOCOM and that the Software is confidential information disclosed to Prophet to be used only as expressly permitted by the terms of this Agreement, whether or not any portion thereof is or may be validly copyrighted or patented. Prophet will take all reasonable steps to protect the software on magnetic tape or disk or in any other form of disclosure by using the same standard of care Prophet uses to protect its own confidential information of a similar nature.

     Prophet further acknowledges that, in the event of an actual or threatened violation of the foregoing provision of which Prophet has actual knowledge, Prophet will take immediate steps to stop such threatened violation; that ROBOCOM may not have an adequate monetary remedy and will be entitled to such injunctive relief as may be deemed proper by a court of competent jurisdiction, in addition to any other available remedies. The provisions of the Section 8 will survive the termination of this Agreement.

     ROBOCOM agrees that Prophet's obligation to keep confidential any data will not apply to any information or data which: (1) is or becomes publicly known through no wrongful act of Prophet (2) is known to Prophet at the time of disclosure; (3) is rightfully received by Prophet


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ROBOCOM SYSTEMS, INC.                  Page 2                    PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


from a third party without breach of this Agreement; (4) is furnished to a third party by ROBOCOM without a similar restriction on the third party's rights; or
(5) is approved for release by authorization from ROBOCOM.

3.0 CERTAIN ROBOCOM OBLIGATIONS

     3.1 Copies of Software Products. ROBOCOM will provide Prophet a single current production UNIX runtime copy of its Software for demonstration and training purposes only. Prophet may copy this UNIX runtime version, at no charge to either party and for the purposes of having demonstration copies at their sales offices. ROBOCOM will also provide Prophet with three copies of all of its User Documentation, for demonstration and training purposes only. For the purposes of developing the interface between the two products, Prophet shall have full access to appropriate Robocom software.

     3.2 Maintenance Services. ROBOCOM will maintain RIMS after installation in accordance with Exhibit 2. If ROBOCOM requires the support services of Prophet 21, Inc. a charge of $200.00 per hour will be paid to Prophet 21, Inc. by ROBOCOM. Any programming errors associated with software provided by Prophet 21, Inc. will be corrected at no charge to ROBOCOM.

     3.3 Prophet Training. ROBOCOM will provide Prophet training as in Exhibit
3.

     3.4 Warranties. ROBOCOM warrants to Prophet that ROBOCOM's proprietary software products as furnished to Prophet (excluding those which are categorized as third party software) will work substantially as described in the applicable ROBOCOM published documentation. Prophet acknowledges and accepts that software is inherently susceptible to error and that ROBOCOM's sole obligation shall be to use reasonable efforts to remedy substantial malfunctions of the software by correcting errors or developing a suitable work around. This warranty is subject to ROBOCOM receiving notification in sufficient detail to enable ROBOCOM to demonstrate the error and certify its rectification or the devising of a suitable work around, ROBOCOM does not warrant that all errors are correctable or avoidable.

     This warranty shall not apply to software identified as third party software or otherwise identified as being furnished in "AS IS" condition and shall not apply to Prophet or End User modified portions of Software Products or other portions of Software Products to the extent affected by such modifications.

     3.5 New Versions, Enhancements. ROBOCOM may, from time-to-time, add to
Exhibit 1 new authorized computer models or configurations or new or modified ROBOCOM software and enhancements which, in ROBOCOM's judgement, are appropriate for distribution in the Territory by Prophet.

     3.6 Price and Product Changes. ROBOCOM reserves the right to adjust Exhibit Prices and descriptions and to add or remove Software Products upon ninety (90) days written notice.

     3.7 Advertising Materials. ROBOCOM will provide Prophet with 250 copies per year

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ROBOCOM SYSTEMS, INC.                  Page 3                    PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

of its existing marketing literature. Thereafter, copies of advertising and promotional materials, as available and appropriate, at ROBOCOM's cost plus 15 percent (15%). At no charge, ROBOCOM will provide Prophet with a current example proposal for a US End User and the accompanying general system description

     3.8 Technical Support. Robocom agrees to provide all direct technical support for the software Products to Prophet's end User licensees. Direct technical support is defined as:

     A. Providing all End User training and application support and answering all End User operational and use questions;

     B. Answer technical End User questions and documenting the answers furnished to End Users;

4.0 CERTAIN PROPHET OBLIGATIONS

     4.1 Compliance. Prophet agrees to comply fully with all of Prophet's obligations under this Agreement.

     4.2 Reporting; Copies of Agreements. At the time of payment for the sale of Robocom software, send ROBOCOM a report detailing all fees due to ROBOCOM under this Agreement including: identification of each sublicensee by name and specific End User site location; specific Programs licensed to the End User and authorized type/model and number of computers; date of sublicense; date of each Program installation; and ROBOCOM fees and charges accrued and paid.

     Prophet represents and warrants that it has the expertise, experience, knowledge of the regional market and financial resources to successfully market, technically support and license the Software in the Territory and to achieve significant market penetration in the Territory.

     Prophet will designate such individuals as is necessary to act as sales and application specialist(s) in the area of warehouse and distribution matters, and to professionally present ROBOCOM's Software to interested parties. Prophet will have these specialists spend at least four days per year at Robocom's office office for informal training. The location may be changed by mutual written agreement. Initial training will take place within 90 days of the completion of the interface.

     Prophet will devote its best efforts to maximizing profitable sales of ROBOCOM's Software in the Territory. Within 90 days from the completion of the interface, Prophet and Robocom will develop a marketing plan, describing how both companies will support each other to market ROBOCOM's Software, and the resources each will devote to this effort.

     Prophet will prepare its own price and technical proposals for prospective customers. For customers requiring services other than or in addition to ROBOCOM's standard Software,


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ROBOCOM SYSTEMS, INC.                  Page 4                    PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

ROBOCOM will not be bound by the provisions of Prophet's proposal except by prior written agreement. Robocom shall supply to all customers purchasing Robocom's software from Prophet a license agreement upon receipt of information required in paragraph 4.2. In addition, Robocom shall contract separately with such customers for a maintenance agreement.

     4.3 Examination of Records. Prophet will allow ROBOCOM representatives to examine Prophet's records to confirm accurate and timely payment of royalties by Prophet. Any such examination shall be conducted within fifteen (15) days of Prophet's receipt of ROBOCOM's written request and shall be performed during normal business hours, at a time mutually agreed upon by ROBOCOM and Prophet. ROBOCOM's cost of such an examination shall be borne by ROBOCOM. Any confidential information, belonging to Prophet will be kept confidential by ROBOCOM.

     Prophet will maintain proper accounting records, and allow reasonable inspection by ROBOCOM, to verify amounts payable to ROBOCOM. ROBOCOM will have the right, at any time, and at ROBOCOM's expense, to appoint an independent auditor to verify the Prophet has not violated any portions of this agreement. If an independent auditor is appointed by ROBOCOM for this purpose, Prophet will provide said auditors with access to its records during normal business hours.

     4.4 Proprietary Notices. Prophet agrees to reproduce on all permitted copies ROBOCOM and/or ROBOCOM's liicensor's copyright and other proprietary notices and, according to ROBOCOM instruction, any trademark notices as included in the Software Products and in any ROBOCOM-furnished marketing materials, training aids and other ROBOCOM-furnished materials and on any permitted translations thereof. Prophet recognizes and agrees that Prophet obtains no rights in the Software Products and other ROBOCOM materials except for the limited rights specifically granted under this Agreement.

     4.5 Modifications; License Enforcement. Prophet agrees that it will not modify software Products, not duplicate software Products otherwise than as expressly authorized herein and use its best efforts to ensure that its End Users do not use Software Products in violation of the agreement and the End User license agreement, including, but not limited to, productive use on more than the authorized number of computers or on a model of computer bearing a higher sublicense fee than paid by Prophet to ROBOCOM, or use the software Products for the benefit of entities other than the End User. Prophet shall promptly notify ROBOCOM and provide reasonable assistance to ROBOCOM without charge to assist ROBOCOM in prosecution of any trade secret, copyright or trademark infringements which come to Prophet's attention, and shall be undertaken by ROBOCOM and at its expense.

     4.12 Return of Materials upon Termination. Upon any termination of this Agreement, Prophet will immediately return or certify destruction of the Programs and documentation, including any copies, information or notes relating thereto except to the extent temporary retention is

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ROBOCOM SYSTEMS, INC.                  Page 5                    PROPHET 21 INC.


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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

reasonably necessary for not more than one year from termination to fulfill End User maintenance commitments made by Prophet in good faith and in accordance with this Agreement. ROBOCOM agrees that it will offer software Product maintenance services to such End Users following the termination of this Agreement for ROBOCOM supported then-current versions of Software Products.

     4.13 Payments. Prophet will make all payments to ROBOCOM's offices, first stated above, or as otherwise directed by ROBOCOM and without deductions based on any currency control restrictions, import duties, or sales, use, value-added or other taxes or withholdings. Prophet will bear all taxes, however designated, imposed as a result of the existence or operation of this Agreement, including, but not limited to, any tax which Prophet is required to withhold or deduct from payment to ROBOCOM, except, (a) any such tax imposed upon ROBOCOM by any governmental entity in the United States and (b) any such tax imposed upon ROBOCOM in the country in which the office of Prophet is located or in which the End User is located if such tax is allowable as a credit against United States income taxes of ROBOCOM. To assist ROBOCOM in obtaining such credit, Prophet shall furnish ROBOCOM with such evidence as may be required by United States taxing authorities to establish that such tax has been paid.

     4.15 Competitive Products. Should Prophet sell and promote products competitive with ROBOCOM, Robocom, may at its option, sell its products directly to Prophet customers.

     4.16 Product Names; Trademarks. Prophet agrees to use ROBOCOM Product names in association with the products and use any ROBOCOM trademarks as instructed by ROBOCOM so as to protect ROBOCOM rights and continue identification of the Products with ROBOCOM in the Territory.

     4.18 Fees and Payment; Beginning with the first system installed, for ROBOCOM Standard Software sold to Prophet customers headquartered in the Territory, or elsewhere (as long as the right to distribute ROBOCOM's Software has not been revoked), for which Prophet takes primary sales responsibility, Prophet will charge customers the list prices and pay ROBOCOM an amount equal to *% of the current list prices (shown on the attached price list, Exhibit 5) or *% of a mutually agreed discounted price which is commercially satisfactory to both ROBOCOM and Prophet, for their modules purchased and installed.


     The attached price list may be modified by ROBOCOM at any time, with 90 days advance notice to Prophet.

5.0 PATENT AND COPYRIGHT INDEMNIFICATION

     5.1 ROBOCOM will defend any action brought against Prophet [or Prophet's End Users] based on a claim that a software Product infringes any copyright, trade secret or United States patent (including patents in Territory countries based on the relevant United States patents.). ROBOCOM will hold Prophet harmless from and pay any award against Prophet or Prophet's End Users based

     * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. FILED SEPARATELY WITH THE COMMISSION.

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ROBOCOM SYSTEMS, INC.                  Page 6                    PROPHET 21 INC.



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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

on such infringement provided that Prophet and/or End Users notify ROBOCOM promptly in writing of the claim and Prophet and/or End Users provide ROBOCOM reasonable assistance and permit ROBOCOM to control the defense and any settlement. ROBOCOM shall have no liability if the alleged infringement arises from (1) the licensing of other than a current unaltered release of a Program as provided under this Agreement, or (2) the combination of a Program with non ROBOCOM programs or data. ROBOCOM makes no representations or warranties and provides no indemnities regarding patent or copyright infringement by any portion of a software Product not developed by ROBOCOM.

     5.2 In the event of claimed infringement, ROBOCOM reserves the right to replace the Software Product with a non-infringing product of equivalent functionality, modify the Software Product to make it non-infringing or, if neither alternative is reasonably available, remove the Software Product and refund to Prophet license fees paid to ROBOCOM with respect to the infringing copies of the Software Product on a five-year End User use amortization schedule.

6.0 TERM AND TERMINATION

     6.1 This Agreement shall enter into force on the Commencement Date and shall continue for a period of two (2) years from the Commencement Date and subject as herein provided shall thereupon automatically renew for an additional one (1) year period and until terminated by one of the parties hereto giving written notice within 30 days.

     6.2 Notwithstanding Clause 6.1 of this Agreement, each party shall have the right to terminate this Agreement at any time upon giving the other party at least thirty (30) days written notification if either party's performance under this Agreement is unsatisfactory to the other in the first party's reasonable judgement.

7.0 EVENTS OF DEFAULT

     If either party fails to perform any other term, covenant or condition of this Agreement and has not performed such term covenants or conditions within thirty (30) days after a notice of default has been received, the non-defaulting party has the right to forthwith terminate this Agreement by means of a written notice without judicial intervention being required.

8.0 REMEDIES

     8.1 Upon any termination of this Agreement, Prophet shall immediately return or certify destruction of all Programs in accordance with paragraph 4.14 and ROBOCOM shall be entitled to recover from Prophet all accrued and unpaid payments and other amounts then due and owing under the terms hereof and/or all future payments and other amounts as and when becoming due hereunder.

     No termination under this Paragraph 8.1 or otherwise under this Agreement shall invalidate then existing Prophet End User licenses granted by Prophet in accordance with this Agreement for

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ROBOCOM SYSTEMS, INC.                  Page 7                    PROPHET 21 INC.

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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

which required fees and charges have been credited or paid to ROBOCOM.

     8.2 The rights of ROBOCOM pursuant to Paragraph 8.1 hereof are without prejudice to any other rights or remedies which ROBOCOM may have. ROBOCOM pursuit and enforcement of any one or more remedies shall not be deemed an election waiver by ROBOCOM of any other remedy.

     8.3 EXCEPT AS SET FORTH IN PARAGRAPH 3.5 AND PARAGRAPHS 5.1 AND 5.2, ROBOCOM DISCLAIMS ALL WARRANTIES WITH REGARD TO THE ROBOCOM SERVICES AND PRODUCTS SOLD OR LICENSED HEREUNDER INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL OBLIGATIONS OR LIABILITIES ON THE PART OF ROBOCOM FOR DAMAGES, INCLUDlNG BUT NOT LIMITED TO, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF THE SOFTWARE.

9.0 NOTICES

     Service of all notices under this Agreement by either party to the other shall be sufficient only if posted by certified or registered post, return receipt requested or personally delivered and receipted for. Either party may change its address for service of notice by written notice to the other.

10.0 UNFORESEEN EVENTS

     Neither party shall be responsible for any delay nor failure to perform due to causes beyond reasonable control of the party, including, but not limited to, cause such as strikes, lockouts, or other labor disputes, riots, civil disturbances, actions or inactions of governmental authorities or suppliers, epidemics, war, embargoes, sever weather, fire, earthquakes, acts of God or the public enemy, nuclear disasters, or default of a common carrier.

11.0 SEVERABILITY

     In the event that any one or more of the provisions of this Agreement shall for any reasons be held to be unenforceable in any respect under the laws of any jurisdiction, such unenforceability shall not affect any other provision and this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein.

12.0 GENERAL CONDITIONS

     12.1 Applicable law; Dispute Resolution. The Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to that body of law known as conflict of laws and without reference to the 1980 United Nations Convention on


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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
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Contracts for the Sale of Goods and any amendments thereto.

     12.2 Headings. Headings and subheadings in this Agreement are for convenience only and do not form part of this Agreement.

     12.3 Assignment. Upon advance written notice, Prophet may assign this Agreement to a parent, subsidiary, or successors in interest to the business of Prophet provided that such assignees are located in the same country as Prophet and is able to and does fulfill Prophet's obligations under this Agreement. Prophet shall not otherwise assign this Agreement without the written consent of ROBOCOM.

     12.4 Non-Waiver. The failure of either party to enforce at any time any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce any such provisions.

     12.5 Independent Businesses. The Prophet and ROBOCOM are independent businesses and will in no way claim otherwise or incur liabilities except on their own account. It is understood and agreed that ROBOCOM and the Prophet will not in any event be liable for any obligations, expenses, or damages of any nature whatsoever incurred by the other party or for any claim made against the other party on account of any services performed by it or by those for whom the other party may be in law responsible and that this Agreement supersedes all previous Agreements and arrangements between ROBOCOM and the Prophet.

     12.6 Indemnity Clause. ROBOCOM will protect and save harmless and defend at its own expense the Prophet from and against any and all claims of infringements of patents, trade marks or industrial designs copyrights or other property rights affecting the Products. The Prophet agrees to give ROBOCOM prompt notice of any such claim that is made against the Prophet and will give ROBOCOM such assistance and information as ROBOCOM may reasonably require. In the event that any such infringement occurs or may occur, ROBOCOM may:

     A. Procure for the Prophet the right to continue to use the Software or infringing part thereof; or

     B. Modify or amend the Software or infringing part thereof so that it becomes non infringing; or

     C. Replace the Software or infringing part thereof by other software of similar acceptable capability; or

     D. Pay the Prophet compensation relating to the whole or infringing part of the Software as appropriate so that it may reimburse and settle any corresponding claims put upon it by third parties.

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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

     E. The conditions of the indemnity clause identified herein apply only to ROBOCOM's supplied RIMS applications code.

     12.7 Notices. All notices hereunder will be in writing and will be deemed to have been given and received when delivered in person or by registered or certified mail, return receipt requested, postage prepaid, as follows:

ENTIRE AGREEMENT

     This Agreement and Exhibits constitute the entire Agreement governing the relationship between the parties and supersede all proposals, oral or written, and all negotiations, conversations, or discussions between the parties relating to this Agreement. Prophet acknowledges that is has not been induced to enter into this Agreement by representations or statements, oral or written, not expressly contained herein. The terms and conditions of the Agreement shall prevail, notwithstanding any variance from the terms and conditions of any order or other instrument submitted by Prophet. This Agreement may be modified only in writing signed by duly authorized representative of each party.

If to Prophet:

     Prophet 21, Inc.
     19 West College Avenue
     Yardley, Pennsylvania
     19067
     USA
     Attn: Dr. John E. Meggitt, President

If to ROBOCOM:

     ROBOCOM Systems, Inc.
     511 Ocean Avenue
     Massapequa, New York
     11758
     USA
     Attn: Mr. Richard L. Wilkins, Director of Sales and Marketing

Forum for Dispute. The parties agree to seek to resolve any dispute arising under this Agreement pursuant to good faith business negotiations. In the event of a dispute, the aggrieved party will promptly identify in writing the nature of the outstanding dispute in sufficient detail as to allow the other party to respond to the dispute. Each party agrees to set times and places to meet and communicate their concerns and to propose resolutions to their dispute. These meetings may take place by telephone, by video conference, or face-to-face. The parties agree to hold not fewer than


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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

two meetings, and to meet for at least a total of four hours to discuss their respective positions and to explore a business resolution of their dispute. The parties agree to exchange offers in writing upon conclusion of their meetings. Such good-faith procedures will be a condition precedent to any litigation of the dispute.

The following are part of this Agreement:

     Exhibit 1
     Exhibit 2
     Exhibit 3
     Exhibit 4
     Exhibit 5

EXECUTED BY BOTH PARTIES AS PROVIDED BELOW:

ROBOCOM Systems, Inc.                           Prophet 21, Inc.

By: /s/ Irwin Balaban                           By: /s/ [Illegible]

Title: President                                Title: Executive Vice President
Date:    7/10/96                                Date: 6/21/96

                                     * * *

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ROBOCOM SYSTEMS, INC.                Page 11                     PROPHET 21 INC.

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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------







                                   EXHIBITS TO

                             DISTRIBUTION AGREEMENT








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ROBOCOM SYSTEMS, INC.                Page 12                     PROPHET 21 INC.


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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------








                                    EXHIBIT 1
                               Robocom Products:

                               RIMS(R). 2001 v3.2








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ROBOCOM SYSTEMS, INC.                Page 13                     PROPHET 21 INC.


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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------








                         This page intentionally blank.

                   Referenced documents under separate cover.








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ROBOCOM SYSTEMS, INC.                Page 14                     PROPHET 21 INC.


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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------








                                    EXHIBIT 2
                              Maintenance Contract








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ROBOCOM SYSTEMS, INC.                Page 15                     PROPHET 21 INC.

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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
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                          ROBOCOM MAINTENANCE CONTRACT
                                    96-2001
                                    -------
                                  Contract No.
                         ROBOCOM SYSTEMS, INC. QUOTATION

Reference                             Date                               Terms
---------                             ----                               -----

================================================================================
   ITEM NO.        DESCRIPTION                                         PRICE
================================================================================
      1            Annual Software (Diagnostic & Maintenance)
                   Agreement
--------------------------------------------------------------------------------
      2            Annual Hardware Maintenance Agreement
--------------------------------------------------------------------------------
      3            Extended after Hour Support - Eight hours.
                   Weekdays, 5:00 P.M. - 1:00 A.M., ET
                   Weekends & Holidays - 8:00 A.M. - 1:00 A.M.
================================================================================

Contract includes software and hardware working hour response as listed under Software and Equipment. Our working hours are Monday through Friday, 8:30 A.M. to 5:00 P.M., Eastern Time (ET) excluding holidays. All software, labor, and parts will be covered except those which are sundry consumable supplies such as ribbons, paper, etc. The quoted price does not include travel and subsistence costs except where noted. *

The system and equipment are subject to a Pre-Contract Inspection prior to approval for contract unless continuous and uninterrupted service is maintained with the prior agreement. If any repairs are necessary to get the unit up to specifications, the repair costs will be charged against a billable service call. This quotation is valid for ( ) days.

Order should be made out to: ROBOCOM Systems, Inc.
by: (Customer name)

* Refer to Agreement for listing of Software and Equipment, with applicable response times, and travel coverage.


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ROBOCOM SYSTEMS, INC.                Page 16                     PROPHET 21 INC.

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Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


                      AGREEMENT  OR MAINTENANCE SERVICE

Company Name:             (Customer Name)
Street:
City:                             State:                    Zip Code:

(Hereinafter referred to as Purchaser) agrees to purchase and ROBOCOM SYSTEMS Inc. (hereinafter referred to as RSI) agrees to furnish at the below indicated place of installation maintenance service on the equipment and software listed, in accordance with the terms and conditions contained in this agreement.

SITE LOCATION
===========================

===========================
Company Name


===========================

===========================
Street


================================================================================

================================================================================
City                                  State                         Zip Code


================================================================================

================================================================================
Commencement Date                  Day of Month                Year


================================================================================

================================================================================
Renewal Date                       Day of Month                Year


===========================

===========================
Contract #: RIMS,

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ROBOCOM SYSTEMS, INC.                Page 17                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


                             SOFTWARE AND EQUIPMENT
                          COVERED UNDER THIS AGREEMENT



================================================================================
                    SOFTWARE/                       MAINT. ** MODE     TRAVEL
                    EQUIP.       QTY.    SERIAL     RESPONSE TIME      INCL. IN
 DESCRIPTION        MODEL                NO(S)*                        BASIC
                                                                       PRICE
                                                                       YES/NO
================================================================================
Processor
--------------------------------------------------------------------------------
Terminal
--------------------------------------------------------------------------------
Printer
--------------------------------------------------------------------------------
Printer
--------------------------------------------------------------------------------
Scanner
Dual Range
--------------------------------------------------------------------------------
Progress
--------------------------------------------------------------------------------
Software
--------------------------------------------------------------------------------
Converter
--------------------------------------------------------------------------------
Scanner
--------------------------------------------------------------------------------
Scanner
================================================================================

     *    NOTE: Equipment serial numbers to be provided upon contract execution.

     **   1 - On Site Repair - 8 Hrs.
          2 - Sent to Repair Depot
          3 - Immediate Modem Response

     ***  Does not cover thermal head replacements.

--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 18                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

                              TERMS AND CONDITIONS

1.   INITIAL INSPECTION AND REPAIR

     Unless this agreement provides for maintenance service which is contiguous with previous maintenance service, or contiguous with the warranty provided by RSI, then RSI shall make a thorough inspection of the system and equipment to be maintained hereunder. This inspection shall be at the expense of the Purchaser. Any repairs and adjustments deemed necessary by RSI to bring the system and equipment up to good operating condition and normal repair level shall then be made. All costs of repairs, materials and adjustments shall be at Purchaser's expense and shall be at the current published RSI hourly rates, portal to portal.

2.   TERMS OF AGREEMENT

     This agreement shall become effective upon the date accepted by RSI and, except as provided in Article 10, "Termination," shall continue for a term of twelve (12) months from the commencement date which is noted herein or if applicable, the date of completion of the initial inspection and repair provided pursuant to Article 1 above, which date shall be set forth herein or the commencement date. On an annual basis, this agreement will be reviewed for price adjustment with an annual price increase cap of 5 percent (5%). Purchaser shall have the right to renew this Agreement from year to year by giving RSI notice at least thirty (30) days prior to the end of the contract term on any renewal item.

3.   RESPONSIBILITIES OF RSI

     RSI shall maintain the system and equipment in good operating condition. Pursuant to the above, RSI shall provide the following:

     A. Upon receiving a service request, ROBOCOM will access the computer system via a modem for the purpose of diagnostic and corrective analysis. This service will be rendered immediately upon calling during the normal business day (8:30 A.M. to 5:00 P.M. ET). This will continue beyond the normal business day under the Extended Support Option.

     B. Should a service call to the facility be required, a qualified ROBOCOM Service Technician will be on site no later than the next business day after the determination that on-site service is required, which determination shall promptly


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 19                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

          be made following RSI's diagnosis of the problem.

     C. The software diagnostic support services must be purchased to obtain the Hardware Maintenance Support.

     D. The software and hardware Maintenance Support was selected. The Purchaser will be responsible for removing a defective depot repair eligible device, where applicable. You will then ship the defective unit to ROBOCOM (or as directed) for repair or replacement. Major items will be repaired on site by a ROBOCOM authorized agency following ROBOCOM's determination that the unit is indeed in need of repair. All spare parts and equipment supplied under this contract shall remain the property of ROBOCOM SYSTEMS, Inc., except those spare parts which ROBOCOM permanently installs in Customer's equipment and hardware to effect repairs pursuant to the maintenance service agreement.

     E. RSI will bear all costs (except as noted) of maintaining the equipment in good operating condition which costs are required because of the normal use of the equipment. Maintenance service does not include the furnishing of accessories of any nature, except such items of equipment as may be necessary to the maintenance of the components being serviced.

     F. If Purchaser causes modifications to be made or accessories or devices not covered by this Agreement to be added to the software or equipment being maintained by RSI, then maintenance service will be supplied therefore only upon mutual agreement between Purchaser and RSI. If the modifications or additions increase the maintenance costs of system and equipment covered hereby, then the maintenance charges specified on page one (1) hereof shall be accordingly adjusted by RSI and Purchaser shall pay such charges.

     G. ROBOCOM has delivered certain source files to (Customer Name) as customized software under the development contract. (Customer Name) may modify and/or use these files as required. (Customer Name)may not modify or otherwise change Procedure Library files now maintained by ROBOCOM. (Customer Name) modified code must be compiled by (Customer
          Name)and located in the bin directory as PROGRESS *.r files only. Under no circumstances shall ROBOCOM be responsible for (Customer
          Name) modified code.

     H. ROBOCOM will provide problem determination and assistance for operating system and database problem events and configuration issues. ROBOCOM will


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 20                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


          serve as the central point of contact for the client and will coordinate problem resolution with any third party vendors where necessary.

     I. ROBOCOM will perform in an advisory role to ensure that any configuration changes will not adversely affect the RIMS application. Any configuration, file system, or other changes made by the client must be provided to ROBOCOM for impact review and concurrence.

     J. During the course of normal maintenance, should ROBOCOM detect a potential problem situation, the client will be notified. A suitable corrective action will be recommended and, if necessary, carried out by ROBOCOM.

4.   RESPONSIBILITIES OF PURCHASER

     Purchaser shall provide, free of charge and with ready access, adequate working space, adequate light, heat, ventilation, electrical current, and outlets for the use of RSI maintenance personnel.

     Purchaser shall not misuse, neglect or attempt any software modification, repairs or maintenance of the equipment covered hereby. Any added costs to RSI for maintaining the system or equipment because of violation of this provision shall be charged to the Purchaser. Likewise, all costs of maintenance not attributable to normal wear and tear, normal malfunction, or RSI negligence, shall be charged to the Purchaser at the RSI published hourly rate and published list price for parts.

     Purchaser shall always allow RSI full and free access to the equipment subject to Purchaser's industrial security rules.

     Unless otherwise specified in the agreement, the client is responsible for all day to day maintenance and administration tasks as required by a typical computer system furnished by ROBOCOM with the RIMS application.

     Customer Administrative tasks include but are not limited to:

          User and Group Administration
          Kernel Tuning
          User Accounting
          Monitor disk usage

--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 21                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


          Install/configure Peripherals
          Printer Scheduler Administration
          File System Administration
          Network File System Administration

          Progress Database Administration
          Periodic BI File Truncation
          Periodic Dump and Reload

          Develop Backup Strategy
          Perform Daily Backups
          Perform Quarterly Backups

          UUCP Administration
          CRON Administration
          EMAIL Administration

5.   SERVICE HOURS

     For the charges set forth on page one hereof, RSI will furnish "on call" maintenance service from 8:30 A.M. to 5:00 P.M. ET Monday through Friday, excluding holidays.

     The extended after hour support provides for service from 5:00 P.M. - 1:00 A.M. ET on weekdays and 8:00 A.M. - 1:00 A.M. on weekends and holidays.

6.   MOVEMENT OF EQUIPMENT

     In the event that the equipment covered by this Agreement is moved to a new location with the prior written consent of RSI, service under this Agreement will terminate at the time the disassembly of the system is begun. Service under this Agreement will commence again at the new location at the time the system has been certified as operational as a result of an inspection as provided in Article 1, "Initial inspection and Repair."

     Charges for any services rendered of "RSI to effect the disassembly, movement, reassembly, or checkout of the system being moved shall be at the current published RSI hourly rates computed to the nearest one-half (1/2) hour with a minimum charge of eight (8) hours per call.


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 22                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


7.   EXCLUSIONS

     The maintenance charge does not include service calls or additional service time arising from abuse, misuse, modification, mishandling, of the equipment, or damage due to forces external to the machine including, but not limited to, the following acts of God, flood, power surges or failures, defective electrical work, transportation, foreign equipment/attachments, accident, disaster, neglect, alterations, service work performed by unauthorized parties or any other cause beyond the control of RSI. This service contract does not guarantee uninterrupted operation of the system or of the equipment. This service contract excludes all responsibility for repairs necessitated by or damage caused to equipment by any accessories other than those authorized by the manufacturer (i.e., ribbons, disc packs, etc.). "Also this contract does not include painting or refinishing of equipment or furnishing materials for this purpose.

8.   INVOICES AND PAYMENTS

     A. Charges for maintenance service shall begin on the commencement date as specified in Article 2 and shall be invoiced as set forth in the maintenance schedule, in advance with payment due within thirty (30) days of the invoice date. A time price charge of 1-1/2% per month (Annual rate equals 18%) will be charged on all accounts not paid within said thirty-day period.

     B. Charges for maintenance services of less than one (1) months' duration shall be prorated at 1/20th of the monthly charges for each calendar day (based on RSI June to May fiscal year).

     C.   Payment Terms -
          Fixed price - 1/12 of the annual amount each month, in advance
          Travel and subsistence - where applicable, will be charged at ROBOCOM cost plus 15% (administrative cost) - as incurred, provided such charges are reasonable and documented.

9.   LIABILITIES

     Since Purchaser will have exclusive control over the use of the equipment being maintained hereunder, Purchaser shall be solely responsible for the proper use, protection and supervision thereof. RSI shall not be liable for any personal injury or property damage even if loss or damage is caused by negligence of RSI, and such liability shall not include incidental or consequential damages. Except as provided in this


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 23                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


     Agreement, RSI shall have no other responsibility or liability with respect to the system or equipment being maintained or any of the maintenance service supplied hereunder.

10.  TERMINATION

     Unless mutually agreed by both the Purchaser and RSI, this Agreement shall not be subject to termination by either party, except if Purchaser defaults in payment of any monies due hereunder, or should move the equipment without prior written consent of RSI. RSI shall then, with notice, have the right to terminate this Agreement, and if RSI defaults in any material obligation under this Agreement, Purchaser shall then, with notice, have the right to terminate this Agreement. In addition, if after three (3) years from date of original equipment delivery, any item being maintained under this Agreement, is, in RSI's reasonable opinion, in need of factory refurbishment, repair, or overhaul, RSI will submit to Purchaser a description of the necessary refurbishment and an estimate of the reconditioning charges, which shall be in addition to those charges set forth on reconditioning, RSI shall then, with notice, have the right to terminate this Agreement. In the event that this Agreement is rightfully terminated by RSI pursuant to this Section 19, as RSI's sole and exclusive remedy, the Purchaser shall be liable for termination payment to RSI of 20% of the monthly charge for the months remaining (not to exceed four months) subsequent to date of termination by RSI. In the event that this Agreement is rightfully terminated by Purchaser pursuant to this Section 10, RSI shall return all funds Purchaser had paid in advance to RSI for which no service had been rendered and Purchaser shall retain all other rights and remedies

11.  GOVERNING LAW

     This Agreement will be governed by and construed in accordance with the laws of the State of New York.

12.  ATTORNEYS' FEES

     Purchaser will pay reasonable attorneys' fees to RSI in the event RSI shall engage an attorney to enforce collection or to preserve and protect its rights under this service agreement.


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 24                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

13.  GENERAL PROVISIONS

     This agreement constitutes the entire agreement for maintenance service between the Purchaser and RSI. THE FOREGOING TERMS AND CONDITIONS SHALL PREVAIL NOTWITHSTANDING ANY VARIANCE WITH THE TERMS AND CONDITIONS OF ANY ORDER SUBMITTED BY THE PURCHASER

AGREED TO By:       _____________________________
                    (Signature)

Customer:           _____________________________
                    (Print Name)

                    _____________________________
                    (Date)

                    _____________________________
                    (Title)

ACCEPTED By:        _____________________________
                    (Signature)

ROBOCOM
Systems Inc.        _____________________________
                    (Print Name)

                    _____________________________
                    (Date)

                    _____________________________
                    (Title)




--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 25                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------







                                    EXHIBIT 3
                                    Training







--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 26                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


The ROBOCOM Pilot Training for Prophet of RIMS(R) 2001 v3.2, is instructor-led yet participant-centered instruction. Our Training Department consists of an experienced staff of professionals who tailor the curriculum to specifically meet the requirements of each RIMS Prophet. To that end ROBOCOM training consists of a curriculum which includes a series of courses that can be customized.

As part of the ROBOCOM pilot training, we offer the following two day session (generally held at ROBOCOM) presenting the following five-part curriculum:

 --  RIMS OVERVIEW
 --  RIMS WAREHOUSE CONFIGURATION
 --  RIMS FILE INFORMATION
 --  RIMS SYSTEM ADMINISTRATION
 --  RIMS PROCESSES

1. We begin the Pilot Training with a brief RIMS OVERVIEW that covers the entire scope of our RIMS system. This section of our training is always very interactive since this is often the first detailed exposure to RIMS that our Prophets face. The Overview sessions introduce the following topics:

 --  Flow of Product Within the Warehouse
 --  Warehouse Layout
 --  RIMS File Information
 --  RIMS System Administration
 --  RIMS Processes

2. The Overview is followed by intensive RIMS WAREHOUSE CONFIGURATION sessions, where our Prophets learn the intricacies of setting up a RIMS warehouse. These sessions offer an overview for Prophets on the logic and rationale behind the functionality necessary to establish a new or existing warehouse while using the actual RIMS software. These sessions include a review of:

 -- RIMS Locations (for Staging, Storing, Consolidation, Loading) -- Rules (priorities) for Storing Product
 --  Rules (priorities) for Picking Product


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 27                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

3. The third session in our Sales/Application Training Curriculum consists of FILE INFORMATION sessions, where our Prophets learn the type of information that can be included in each of our data files. These sessions include classes about:

 --  Items and Item Replenishment
 --  Customers and Vendors
 --  Carriers and Freight Classes

4. Our fourth session in our Pilot Training Curriculum consists of SYSTEM ADMINISTRATION sessions, where our Prophets are exposed to various topics. In these classes some of our topics include:

 --  System Security
 --  Optional RF Sub-System
 --  RIMS System Parameters
 --  Printers and RIMS
 --  RIMS/Host Interface

5. Our last session deals with RIMS PROCESSES. These sessions vary in approach, depending on the needs of the Prophet. Each session can include the process from a Video Display Terminal (VDT) and from an RF terminal.

This is an entry level description of what is included in the base functionality and the key benefits and differentiations within the market. We include a review of:

 --  Receiving
 --  Putaway
 --  Picking
 --  Shipping
 --  Counting
 --  Rewarehousing
 --  Quality Assurance
 --  Reports

The actual course content of each of our five components of Pilot Training varies, depending on the background of our Prophet.


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 28                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------










                                    Exhibit 4
                                License Agreement











--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 29                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------



                       RIMS.2001 COMPUTER PROGRAM END-USER
                                     LICENSE

                        (Nonexclusive; Object Code Only)

                                     between

ROBOCOM SYSTEMS INC. (Licensor) of 511 Ocean Avenue, Massapequa, NY 11758, and _______________________, of ________________________________________ LICENSOR'S
PROGRAM IS COPYRIGHTED AND LICENSED (NOT SOLD). LICENSOR DOES NOT SELL OR TRANSFER TITLE TO THE LICENSED PROGRAM TO YOU. YOUR LICENSE OF THE LICENSED PROGRAM WILL COMMENCE UPON EXECUTION OF THIS AGREEMENT BY BOTH PARTIES AS EVIDENCED BY AUTHORIZED SIGNATURES BEING AFFIXED.

1. License.

In consideration of the payment of the license fees set forth, Licensor grants you a nonexclusive license to use the RIMS.2001 computer program and data in machine-readable form.

2. Scope of Rights. You may:

1. Install the Single Site Licensed Program in your own facility for the number of users specified in the License and Purchase Agreement

2. Use and execute the Licensed Program for purposes of serving the internal needs of your business at the single site;

3. In support of your authorized use of the Licensed Program, store the Licensed Program's machine-readable instructions or data in, transmit it through, and display it on machines associated with the specified computer; and

4. Make copies of the Program in machine-readable, object code form, for nonproductive backup purposes only, provided that Licensor's proprietary legend is included.

4. Support.

Licensor will support the Licensed Program for a one year Limited Warrantee. Additional software maintenance is as specified in Maintenance Agreement if purchased. However, Licensor offers support only for the two most current versions of the Licensed Program issued by Licensor from time to time, so you must make sure to obtain and substitute or incorporate all


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 30                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


new releases or fixes issued by Licensor pursuant to its warranty and support programs.

5. Your Responsibilities.

You are responsible for selecting an operator who is qualified to operate the Licensed Program on your own equipment and is familiar with the information, calculations, and reports that serve as input and output of the Licensed Program. Licensor reserves the right to refuse assistance or to charge additional fees if an operator seeks assistance with respect to such basic background information or any other matters not directly relating to the operation of the Licensed Program.

The Licensed Program is designed for use with the peripheral equipment and accessories. You are also responsible for ensuring a proper environment and proper utilities for the computer system on which the Licensed Program will operate, including an uninterrupted power supply.

6. Proprietary Protection and Restrictions.

Licensor will have sole and exclusive ownership of all right, title, and interest in and to the Licensed Program and all modifications and enhancements thereof (including ownership of all trade secrets and copyrights pertaining thereto), subject only to the rights and privileges expressly granted to you herein by Licensor. This Agreement does not provide you with title or ownership of the Licensed Program, but only a right of limited use. You must keep the Licensed Program free and clear of all claims, liens, and encumbrances.

You may not use, copy, modify, or distribute the Licensed Program (electronically or otherwise), or any copy, adaptation, transcription, or merged portion thereof, except as expressly authorized by Licensor. You may not reverse assemble, reverse compile, or otherwise translate the Licensed Program. Your rights may not be transferred, leased, assigned, or sublicensed except for a transfer of the Licensed Program in its entirety to (1) a successor in interest of your entire business who assumes the obligations of this Agreement or (2) any other party who is reasonably acceptable to Licensor, enters into a substitute version of this Agreement, and pays an administrative fee intended to cover attendant costs. No service bureau work, multiple-user license, or timeshareing arrangement is permitted, except as expressly authorized by Licensor. You may not install the Licensed Program in any other computer system or use it at any other location without Licensor's express authorization obtained in advance (which will not be unreasonably withheld); provided that you may transfer the Licensed Program to another computer temporarily if the computer specified is inoperable.

If you use, copy, or modify the Licensed Program or if you transfer possession of any copy, adaptation, transcription, or merged portion of the Licensed Program to any other party in any way not expressly authorized by Licensor, your license is automatically terminated.


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 31                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


You hereby authorize Licensor to enter your premises in order to inspect the Licensed Program in any reasonable manner during regular business hours to verify your compliance with the terms hereof

You acknowledge that, in the event of your breach of any of the foregoing provisions, Licensor will not have an adequate remedy in money or damages. Licensor will therefore be entitled to obtain an injunction against such breach from any court of competent jurisdiction immediately upon request. Licensor's right to obtain injunctive relief will not limit its right to seek further remedies.

If some third party claims that the Licensed Program infringes its patent, copyright, or trade secret, or any similar intellectual property right, Licensor will defend you against that claim at Licensor's expense and pay all damages that a court finally awards, provided that you promptly notify Licensor in writing of the claim, and allow Licensor to control, and cooperate with Licensor in, the defense or any related settlement negotiations. If such a claim is made or appears possible, you agree to permit Licensor to enable you to continue to use the Licensed Programs, or to modify or replace them. If Licensor determines that none of these alternatives is reasonably available, you agree to return the Licensed Program on Licensor's written request, and you will then receive a credit equal to your net book value for the Licensed Program determined in accordance with generally accepted accounting principles. However, Licensor has no obligation for any claim based on your modification of the Licensed Program or its combination, operation, or use with any product, data, or apparatus not specified or provided by Licensor, provided that such claim solely and necessarily is based on such combination, operation, or use and such claim would be avoided by combination, operation, or use with products, data, or apparatus specified or provided by Licensor. THIS PARAGRAPH STATES LICENSOR'S ENTIRE OBLIGATION TO YOU WITH RESPECT TO ANY CLAIM OF INFRINGEMENT.

7. Limited Warranty and Limitation of Liability.

Licensor warrants, for your benefit alone, that the Licensed Program conforms in all material respects to the USER MANUALS for the current version of the Licensed Program set forth. This warranty is expressly conditioned on your observance of the operating, security, and data-control procedures set forth in the User's Manual included with the Licensed Program. This warrantee is granted by the Licensor to the Licensee for a period of One Year (1) after acceptance by the Licensee.

Licensor is not responsible for obsolescence of the Licensed Program that may result from changes in your requirements. The foregoing warranty will apply only to the most current version of the Licensed Program issued by Licensor from time to time. Licensor assumes no responsibility for the use of superseded, outdated, or uncorrected versions of the Licensed


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 32                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

Program.

As your exclusive remedy for any material defect in the Licensed Program for which Licensor is responsible, Licensor will attempt through reasonable effort to correct or cure any reproducible defect by issuing corrected instructions, a restriction, or a bypass. Licensor will not be obligated to correct, cure, or otherwise remedy any nonconformity or defect in the Licensed Program if you have made any changes whatsoever to the Licensed Program, if the Licensed Program has been misused or damaged in any respect, or if you have not reported to Licensor the existence and nature of such nonconformity or defect promptly upon discovery thereof.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSOR DISCLAIMS ANY AND ALL PROMISES, REPRESENTATIONS, AND WARRANTIES WITH RESPECT TO THE LICENSED PROGRAM, INCLUDING ITS CONDITION, ITS CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION, THE EXISTENCE OF ANY LATENT OR PATENT DEFECTS, ANY NEGLIGENCE, AND ITS MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

The cumulative liability of Licensor to you for all claims relating to the Licensed Program and this Agreement, including any cause of action sounding in contract, tort, or strict liability, will not exceed the total amount of all license fees paid to Licensor hereunder. This limitation of liability is intended to apply without regard to whether other provisions of this Agreement have been breached or have proven ineffective. This limitation of liability will not apply to the indemnification provided in Section 6 hereof Licensor will have no liability for loss of data or documentation, it being understood that you are responsible for reasonable backup precautions.

In no event will Licensor be liable for any loss of profits; any incidental, special, exemplary, or consequential damages; or any claims or demands brought against you, even if Licensor has been advised of the possibility of such claims or demands. This limitation upon damages and claims is intended to apply without regard to whether other provisions of this Agreement have been breached or have proven ineffective.

8. Term of Agreement; Termination.

Your license of the Licensed Program will become effective upon delivery of the Licensed Program to you and will continue indefinitely, unless sooner terminated as provided herein.

Upon termination of this Agreement, all rights granted to you will terminate and revert to Licensor. Promptly upon termination of this Agreement for any reason or upon discontinuance or abandonment of your possession or use of the Licensed Program, you must return or destroy, as requested by Licensor, all copies of the Licensed Program in your possession (whether


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 33                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------

modified or unmodified), and all other materials pertaining to the Licensed Program (including all copies thereof). You agree to certify your compliance with such restriction upon Licensor's request.

9. Miscellaneous.

This Agreement will be governed by and construed in accordance with the laws of the State of New York.

No modification of this Agreement will be binding unless it is in writing and is signed by an authorized representative of the party against whom enforcement of the modification is sought.

Any notices required or permitted under this Agreement will be in writing and delivered in person or sent by registered or certified mail, return receipt requested, with proper postage affixed.

In the event that any of the terms of this Agreement is or becomes or is declared to be invalid or void by any court or tribunal of competent jurisdiction, such term or terms will be null and void and will be deemed severed from this Agreement and all the remaining terms of this Agreement will remain in full force and effect.









THIS AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF LICENSOR'S OBLIGATIONS AND RESPONSIBILITES TO YOU AND SUPERSEDES ANY OTHER PROPOSAL, REPRESENTATION, OR OTHER COMMUNICATION BY OR ON BEHALF OF LICENSOR RELATING TO THE SUBJECT MATTER HEREOF.


--------------------------------------------------------------------------------
ROBOCOM SYSTEMS, INC.                Page 34                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------


                                   APPENDIX A

1.   Licensed Programs are defined as follows:

     a) RIMS 2001 v 3.1 Machine readable form as defined in Appendix 1.

     b) Documentation

          o    VDT User's Guide 3 copies

          o    RDT User's Guide 3 copies

          o    Management Manuals 3 copies

2.   Location of the Site:

3. Specification and Serial Number of computer system on which licensed program will execute:

     To be determined.

4.   License fee for 36 User System: $    * one time payment.



5.   Support terms:

     Warranty as provided in Section 11 (f) of the Master Agreement.

     Additional software maintenance is as specified in Maintenance Agreement if purchased.

6.   Delivery date for Licensed Program:

     No later than


          * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. FILED SEPARATELY WITH THE COMMISSION.

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ROBOCOM SYSTEMS, INC.                Page 35                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------









                                    EXHIBIT 5
                                Domestic Pricing











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ROBOCOM SYSTEMS, INC.                Page 36                     PROPHET 21 INC.

Distribution Agreement                                      Dated: April 1, 1996
                                                           Revised: June 18 1996
--------------------------------------------------------------------------------







                            Domestic RIMS(C) Pricing
                                      1996

                                    RIMS.2001

USERS                               SITE ONE                    SITE TWO AND UP
================================================================================

less than      8                      $*                             $*
              16                       *                              *
              24                       *                              *
              32                       *                              *
              64                       *                              *
more than     64                       *                              *
--------------------------------------------------------------------------------
1. RIMS users defined as the total number of fixed terminals and RF terminals.
--------------------------------------------------------------------------------
2. Client server to be announced.
--------------------------------------------------------------------------------
3. *
--------------------------------------------------------------------------------

 ................................................................................


                             Progress Fees Per User
================================================================================
          Query                    Workgroup
Users     Results     Personal       Server        Enterprise     Server Total

1-4        $*           $*                                            $*
5-9         *                         $*                               *
10-24       *                          *                               *
24-49       *                          *                               *
50-99       *                                         $*               *


          * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. FILED SEPARATELY WITH THE COMMISSION.






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ROBOCOM SYSTEMS, INC.                Page 37                     PROPHET 21 INC.